                                                                  Exhibit 10.9.5


                   FOURTH AMENDMENT TO STOCK RIGHTS AGREEMENT

     THIS FOURTH AMENDMENT TO STOCK RIGHTS AGREEMENT (this "Amendment"), is made as of this 7th day of August 2000, by and among Bradford M. Bono (the "Stockholder"), PaeTec Corp., a Delaware corporation (the "Company"), PaeTec Communications, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (the "Subsidiary"), and Arunas A. Chesonis ("Mr. Chesonis").

                                    RECITALS
                                    --------

     1. The Company, the Subsidiary, the Stockholder and Mr. Chesonis are parties to a Stock Rights Agreement dated July 17, 1998 (the "Original Stock Rights Agreement"), as amended by (i) a First Amendment to Stock Rights Agreement dated August 13, 1998, (ii) a Second Amendment to Stock Rights Agreement dated September 30, 1998, and (iii) a Third Amendment to Stock Rights Agreement dated February 4, 2000 (as heretofore amended, the "Stock Rights Agreement").

     2. The Company has filed a registration statement with the Securities and Exchange Commission covering the initial public offering of the Company's common stock (the "IPO") under the Securities Act of 1933, as amended.

     3. The parties hereto wish to amend the Stock Rights Agreement, effective on the date and at the time of the initial closing of the IPO (the "IPO Closing Time"), to provide for the termination of the "co-sale rights" granted to the Stockholder in the Original Stock Rights Agreement.

                                   AGREEMENT
                                   ---------

     In consideration of the premises and of the terms and conditions herein contained, the parties hereto mutually agree as follows:

     1.  Defined Terms.  All capitalized terms used in this Amendment without
         -------------
definition shall have the meanings given to such terms in the Stock Rights Agreement.

     2.  Termination of "Co-Sale Rights."  The parties hereto agree that, upon
         --------------------------------
consummation of the IPO, the Stock Rights Agreement shall be amended to terminate the "co-sale rights" granted to Stockholder in Section 7 of the Stock Rights Agreement. Effective as of the IPO Closing Time, Section 7 of the Stock Rights Agreement shall be deleted in its entirety and replaced with the following:

         "7.  [RESERVED]"

If the IPO is not consummated, Section 7 of the Stock Rights Agreement shall not be amended hereby and such section shall remain in full force and effect.

     3.  Miscellaneous.
         -------------

         3.1.  Successors and Assigns.  This Amendment shall be binding upon and
               ----------------------
shall inure to the benefit of the parties and their respective successors and assigns.

         3.2 Governing Law. This Amendment shall be governed by, and construed
             -------------
and enforced in accordance with, the laws of the State of New York, except that if any provision would be illegal, invalid or unenforceable under such laws in connection with a suit or proceeding validly instituted in another jurisdiction, the laws of such other jurisdiction shall govern insofar as is necessary to sustain the legality, validity or enforceability of such provision or any part of such provision.

         3.3  Captions.  Captions to the sections in this Amendment are for the
              --------
convenience of the parties only and shall not affect the meaning or interpretation of this Amendment.

         3.4  Counterparts.  This Amendment may be executed in one or more
              ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         3.5  Additional Documents.  Each party hereto agrees to execute any
              --------------------
and all documents, instruments, certificates and communications deemed to be necessary or advisable by the Company to effectuate the purposes of this Amendment.

                            [signature page follows]

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment with full force and effect as of the day and year first written above.


                              PAETEC CORP.



                              By:   /s/ Arunas A. Chesonis
                                    --------------------------------
                              Name: Arunas A. Chesonis
                              Its:  CEO, Chairman and President




                              PAETEC COMMUNICATIONS, INC.



                              By:   /s/ Arunas A. Chesonis
                                    --------------------------------
                              Name: Arunas A. Chesonis
                              Its:  CEO, Chairman and President



                                    /s/ Bradford M. Bono
                                    --------------------------------
                                        Bradford M. Bono



                                    /s/ Arunas A. Chesonis
                                    --------------------------------
                                        Arunas A. Chesonis